Exhibit 21

SUBSIDIARY	JURISDICTION OF INCORPORATION OR FORMATION
A.R.C. Management Corporation	TN
Abingdon Place of Gastonia, LP	NC
Abingdon Place of Greensboro, LP	NC
Abingdon Place of Lenoir, LP	NC
AH Battery Park Owner, LLC	DE
AH Illinois Huntley Member, LLC	OH
AH Illinois Huntley Owner, LLC	OH
AH Illinois Owner, LLC	DE
AH North Carolina Owner, LLC	DE
AH Ohio-Columbus Owner, LLC	DE
AH Texas CGP, Inc.	OH
AH Texas Owner Limited Partnership	OH
AHC Bayside, Inc.	DE
AHC Clare Bridge of Gainesville, LLC	DE
AHC Exchange Corporation	DE
AHC Florham Park, LLC	DE
AHC Monroe Township, LLC	DE
AHC PHN I, Inc.	DE
AHC Properties, Inc.	DE
AHC Purchaser Parent, LLC	DE
AHC Purchaser, Inc.	DE
AHC Richland Hills, LLC	DE
AHC Shoreline, LLC	DE
AHC Southland-Lakeland, LLC	DE
AHC Southland-Longwood, LLC	DE
AHC Southland-Melbourne, LLC	FL
AHC Southland-Ormond Beach, LLC	DE
AHC Sterling House of Brighton, LLC	DE
AHC Sterling House of Corsicana, LLC	DE
AHC Sterling House of Fairfield, LLC	DE
AHC Sterling House of Gainesville, LLC	DE
AHC Sterling House of Greenville, LLC	DE
AHC Sterling House of Harbison, LLC	DE
AHC Sterling House of Jacksonville, LLC	DE
AHC Sterling House of Lehigh Acres, LLC	DE
AHC Sterling House of Lewisville, LLC	DE
AHC Sterling House of Mansfield, LLC	DE
AHC Sterling House of Newark, LLC	DE
AHC Sterling House of Oklahoma City West, LLC	DE
AHC Sterling House of Panama City, LLC	DE
AHC Sterling House of Port Charlotte, LLC	DE

AHC Sterling House of Punta Gorda, LLC	DE
AHC Sterling House of Urbana, LLC	DE
AHC Sterling House of Venice, LLC	DE
AHC Sterling House of Washington Township, LLC	DE
AHC Sterling House of Weatherford, LLC	DE
AHC Sterling House of Youngstown, LLC	DE
AHC Trailside, LLC	DE
AHC Villas of Albany Residential, LLC	DE
AHC Villas of the Atrium, LLC	DE
AHC Villas-Wynwood of Courtyard Albany, LLC	DE
AHC Villas-Wynwood of River Place, LLC	DE
AHC Wynwood of Rogue Valley, LLC	DE
AHC/ALS FM Holding Company, LLC	DE
Alabama Somerby, LLC	DE
ALS Holdings, Inc.	DE
ALS Kansas, Inc.	DE
ALS Leasing, Inc.	DE
ALS National SPE I, Inc.	DE
ALS National, Inc.	DE
ALS North America, Inc.	DE
ALS Properties Holding Company, LLC	DE
ALS Properties Tenant I, LLC	DE
ALS Properties Tenant II, LLC	DE
ALS Wisconsin Holdings, Inc.	DE
ALS-Clare Bridge, Inc.	DE
ALS-Stonefield, Inc.	DE
ALS-Venture II, Inc.	DE
ALS-Wovenhearts, Inc.	DE
Alternative Living Services Home Care, Inc.	NY
Alternative Living Services-New York, Inc.	DE
American Retirement Corporation	TN
Ameritex Home Care, Inc.	TX
ARC Aurora, LLC	TN
ARC Bahia Oaks, Inc.	TN
ARC Bay Pines, Inc.	TN
ARC Belmont, LLC	TN
ARC Boca Raton, Inc.	TN
ARC Boynton Beach, LLC	TN
ARC Bradenton HC, Inc.	TN
ARC Bradenton RC, Inc.	TN
ARC Brandywine, LP	DE
ARC Brookmont Terrace, Inc.	TN
ARC Carriage Club of Jacksonville, Inc.	TN
ARC Cleveland Heights, LLC	TN
ARC Cleveland Park, LLC	TN
ARC Coconut Creek Management, Inc.	TN

ARC Coconut Creek, LLC	TN
ARC Corpus Christi, LLC	TN
ARC Countryside, LLC	TN
ARC Creative Marketing, LLC	TN
ARC Cypress, LLC	TN
ARC Deane Hill, LLC	TN
ARC Delray Beach, LLC	TN
ARC Epic Holding Company, Inc.	TN
ARC Epic OpCo Holding Company, Inc.	DE
ARC FM Holding Company, LLC	DE
ARC Fort Austin Properties, LLC	TN
ARC Freedom Square Management, Inc.	TN
ARC Freedom, LLC	TN
ARC Greenwood Village, Inc.	TN
ARC Hampton Post Oak, Inc.	TN
ARC Heritage Club, Inc.	TN
ARC Holland, Inc.	TN
ARC Holley Court Management, Inc.	TN
ARC Holley Court, LLC	TN
ARC Homewood Corpus Christi, LLC	DE
ARC Homewood Victoria, Inc.	TN
ARC Imperial Plaza, LLC	TN
ARC Imperial Services, Inc.	TN
ARC Lakeway ALF Holding Company, LLC	DE
ARC Lakeway II, LP	TN
ARC Lakeway SNF, LLC	TN
ARC Lakewood, LLC	TN
ARC LP Holdings, LLC	TN
ARC Management, LLC	TN
ARC Naples, LLC	TN
ARC North Chandler, LLC	TN
ARC Oakhurst, Inc.	TN
ARC Parklane, Inc.	TN
ARC Partners II, Inc.	TN
ARC Pearland, LP	TN
ARC Pecan Park, LP	TN
ARC Pecan Park/Padgett, Inc.	TN
ARC Peoria II, Inc.	TN
ARC Peoria, LLC	TN
ARC Pinegate, LP	TN
ARC Post Oak, LP	TN
ARC Richmond Heights SNF, LLC	TN
ARC Richmond Heights, LLC	TN
ARC Richmond Place, Inc.	DE
ARC Rossmoor, Inc.	TN
ARC Santa Catalina, Inc.	TN

ARC SCC, Inc.	TN
ARC Scottsdale, LLC	TN
ARC Shadowlake, LP	TN
ARC Shavano Park, Inc.	TN
ARC Shavano, LP	TN
ARC Somerby Holdings, LLC	TN
ARC Spring Shadow, LP	TN
ARC Sun City Center, Inc.	TN
ARC Sweet Life Rosehill, LLC	TN
ARC Sweet Life Shawnee, LLC	TN
ARC Tarpon Springs, Inc.	TN
ARC Tennessee GP, Inc.	TN
ARC Therapy Services, LLC	TN
ARC Victoria, L.P.	TN
ARC Westlake Village SNF, LLC	DE
ARC Westlake Village, Inc.	TN
ARC Westover Hills, LP	TN
ARC Willowbrook, LLC	TN
ARC Wilora Assisted Living, LLC	TN
ARC Wilora Lake, Inc.	TN
ARCLP-Charlotte, LLC	TN
ARCPI Holdings, Inc.	DE
Asheville Manor, LP	NC
Assisted Living Properties, Inc.	KS
Batus, LLC	DE
BKD - GC FM Holdings, LLC	DE
BKD Adrian PropCo, LLC	DE
BKD AGC, Inc.	DE
BKD Alabama Operator, LLC	DE
BKD Alabama SNF, LLC	DE
BKD Altamonte Springs, LLC	DE
BKD Apache Junction Operator, LLC	DE
BKD Apache Junction PropCo, LLC	DE
BKD Arbors of Santa Rosa, LLC	DE
BKD Ballwin, LLC	DE
BKD Bossier City Operator, LLC	DE
BKD Bossier City Propco, LLC	DE
BKD Bradford Village OpCo LLC	DE
BKD Bradford Village Propco, LLC	DE
BKD BRE Knight Member Holding, LLC	DE
BKD BRE Knight Member, LLC	DE
BKD Brentwood at Niles, LLC	DE
BKD Brookdale Marketplace, LLC	DE
BKD Brookdale Place of Brookfield, LLC	DE
BKD Carrollton Operator, LLC	DE
BKD Carrollton Propco, LLC	DE

BKD CCRC OpCo HoldCo Member, LLC	DE
BKD CCRC PropCo HoldCo Member, LLC	DE
BKD Chambrel Holding, LLC	DE
BKD Chandler Operator, LLC	DE
BKD Chandler PropCo, LLC	DE
BKD Charleston South Carolina, LLC	DE
BKD Clare Bridge and Sterling House of Battle Creek, LLC	DE
BKD Clare Bridge of Beaverton, LLC	DE
BKD Clare Bridge of Bend, LLC	DE
BKD Clare Bridge of Brookfield, LLC	DE
BKD Clare Bridge of Dublin, LLC	DE
BKD Clare Bridge of Meridian, LLC	DE
BKD Clare Bridge of Oklahoma City, LLC	DE
BKD Clare Bridge of Oklahoma City-SW, LLC	DE
BKD Clare Bridge of Olympia, LLC	DE
BKD Clare Bridge of Spokane, LLC	DE
BKD Clare Bridge of Troutdale, LLC	DE
BKD Clare Bridge of Wichita, LLC	DE
BKD Clare Bridge Place Brookfield, LLC	DE
BKD Corona LLC	DE
BKD Cortona Park, LLC	DE
BKD Deane Hill, LLC	DE
BKD Emeritus EI, LLC	DE
BKD Employee Services - RIDEA 49, LLC	DE
BKD Englewood Colorado, LLC	DE
BKD FM Holding Company, LLC	DE
BKD FM Nine Holdings, LLC	DE
BKD FM PNC Holding Company I, LLC	DE
BKD FM PNC Holding Company II, LLC	DE
BKD FM PNC Holding Company III, LLC	DE
BKD FM21 Holdings I, LLC	DE
BKD FM21 Holdings II, LLC	DE
BKD FM21 Holdings III, LLC	DE
BKD FM7 HoldCo CA, LLC	DE
BKD FM7 HoldCo MI-CO, LLC	DE
BKD FM7 HoldCo VA, LLC	DE
BKD Folsom LLC	DE
BKD Franklin, LLC	DE
BKD Freedom Plaza Arizona - Peoria, LLC	DE
BKD Gaines Ranch, LLC	DE
BKD Gardens-Tarzana Propco, LLC	DE
BKD Germantown, LLC	DE
BKD GV Investor, LLC	DE
BKD Hamilton Wolfe - San Antonio LLC	DE
BKD HB Acquisition Sub, Inc.	DE
BKD HCR Master Lease 3 Tenant, LLC	DE

BKD Homewood Corpus Christi Propco, LLC	DE
BKD Horsham, LLC	DE
BKD Houston Vintage, LLC	DE
BKD Illinois Retail, LLC	DE
BKD Island Lake Holdings, LLC	DE
BKD Island Lake, LLC	DE
BKD Kansas Properties, LLC	DE
BKD Kettleman Lane LLC	DE
BKD Lake Orienta, LLC	DE
BKD Lebanon/Southfield, LLC	DE
BKD Management Holdings FC, Inc.	DE
BKD Michigan City, LLC	DE
BKD Minnetonka Assisted Living, LLC	DE
BKD Nashville Office Bistro, LLC	DE
BKD New England Bay, LLC	DE
BKD North Chandler, LLC	DE
BKD Northport Operator, LLC	DE
BKD Northport Propco Member, LLC	DE
BKD Northport Propco, LLC	DE
BKD Oklahoma Management, LLC	DE
BKD Olney, LLC	DE
BKD Owatonna, LLC	DE
BKD Palm Beach Gardens, LLC	DE
BKD Paradise Valley Propco, LLC	DE
BKD Patriot Heights, LLC	DE
BKD Pearland, LLC	DE
BKD Personal Assistance Services, LLC	DE
BKD PHS Investor, LLC	DE
BKD Project 3 Holding Co., LLC	DE
BKD Project 3 Manager, LLC	DE
BKD Richmond Place Propco, LLC	DE
BKD RIDEA OpCo HoldCo Member, LLC	DE
BKD RIDEA PropCo HoldCo Member, LLC	DE
BKD Roanoke PropCo, LLC	DE
BKD Robin Run Real Estate, Inc.	DE
BKD Rome Operator, LLC	DE
BKD Rome PropCo, LLC	DE
BKD Roseland, LLC	DE
BKD San Marcos South LLC	DE
BKD Shadowlake, LLC	DE
BKD Sherwood - Odessa LLC	DE
BKD Shoreline, LLC	DE
BKD Skyline PropCo, LLC	DE
BKD Sparks, LLC	DE
BKD Spring Shadows, LLC	DE
BKD Sterling House of Bloomington, LLC	DE

BKD Sterling House of Bowling Green, LLC	DE
BKD Sterling House of Cedar Hill, LLC	DE
BKD Sterling House of Colorado Springs-Briargate, LLC	DE
BKD Sterling House of Deland, LLC	DE
BKD Sterling House of Denton-Parkway, LLC	DE
BKD Sterling House of DeSoto, LLC	DE
BKD Sterling House of Duncan, LLC	DE
BKD Sterling House of Edmond, LLC	DE
BKD Sterling House of Enid, LLC	DE
BKD Sterling House of Junction City, LLC	DE
BKD Sterling House of Kokomo, LLC	DE
BKD Sterling House of Lawton, LLC	DE
BKD Sterling House of Loveland-Orchards, LLC	DE
BKD Sterling House of Mansfield, LLC	DE
BKD Sterling House of Merrillville, LLC	DE
BKD Sterling House of Midwest City, LLC	DE
BKD Sterling House of Oklahoma City North, LLC	DE
BKD Sterling House of Oklahoma City South, LLC	DE
BKD Sterling House of Palestine, LLC	DE
BKD Sterling House of Ponca City, LLC	DE
BKD Sterling House of Waxahachie, LLC	DE
BKD Sterling House of West Melbourne I and II, LLC	DE
BKD Sterling House of Wichita-Tallgrass, LLC	DE
BKD Sun City Center-LaBarc, LLC	DE
BKD Tamarac Square PropCo, LLC	DE
BKD Ten Oaks Operator, LLC	DE
BKD Ten Oaks Propco, LLC	DE
BKD The Heights, LLC	DE
BKD Thirty-Five OpCo, Inc.	DE
BKD Thirty-Five Op-Holdco Member, LLC	DE
BKD Thirty-Five Propco, Inc.	DE
BKD Thirty-Five Prop-Holdco Member, LLC	DE
BKD Twenty-One Management Company, Inc.	DE
BKD Twenty-One Opco, Inc.	DE
BKD Twenty-One Propco, Inc.	DE
BKD University Park Holding Company, LLC	DE
BKD University Park SNF, LLC	DE
BKD Vista, LLC	DE
BKD Wellington Fort Walton Beach, LLC	DE
BKD Wellington Muscle Shoals, LLC	DE
BKD Wellington Newport, LLC	DE
BKD Westover Hills, LLC	DE
BKD Willowbrook Propco, LLC	DE
BKD Wooster MC, LLC	DE
BKD Wynwood of Madison West Real Estate, LLC	DE
BKD Wynwood of Richboro-Northhampton, LLC	DE

BLC - Atrium at San Jose, L.P.	DE
BLC - Atrium at San Jose, LLC	DE
BLC - Brendenwood, LLC	DE
BLC - Brookdale Place of San Marcos, LLC	DE
BLC - Brookdale Place of San Marcos, LP	DE
BLC - Chatfield, LLC	DE
BLC - Devonshire of Hoffman Estates, LLC	DE
BLC - Devonshire of Lisle, LLC	DE
BLC - Edina Park Plaza, LLC	DE
BLC - Gables at Farmington, LLC	DE
BLC - Hawthorne Lakes, LLC	DE
BLC - Kenwood of Lake View, LLC	DE
BLC - Park Place, LLC	DE
BLC - Ponce de Leon, LLC	DE
BLC - River Bay Club, LLC	DE
BLC - Springs at East Mesa, LLC	DE
BLC - The Berkshire of Castleton, L.P.	DE
BLC - The Berkshire of Castleton, LLC	DE
BLC - The Gables at Brighton, LLC	DE
BLC - The Hallmark, LLC	DE
BLC - The Heritage of Des Plaines, LLC	DE
BLC - The Willows, LLC	DE
BLC - Woodside Terrace, L.P.	DE
BLC - Woodside Terrace, LLC	DE
BLC Acquisitions, Inc.	DE
BLC Adrian-GC, LLC	DE
BLC Albuquerque-GC, LLC	DE
BLC Atrium-Jacksonville SNF, LLC	DE
BLC Atrium-Jacksonville, LLC	DE
BLC Bristol-GC, LLC	DE
BLC Cedar Springs, LLC	DE
BLC Chancellor-Lodi LH, LLC	DE
BLC Chancellor-Murrieta LH, LLC	DE
BLC Chancellor-Windsor, Inc.	DE
BLC Chancellor-Windsor, L.P.	DE
BLC Crystal Bay, LLC	DE
BLC Dayton-GC, LLC	DE
BLC Emerald Crossings, LLC	DE
BLC Farmington Hills-GC, LLC	DE
BLC Federal Way LH, LLC	DE
BLC Federal Way, LLC	DE
BLC Finance I, LLC	DE
BLC Findlay-GC, LLC	DE
BLC FM Holding Company, LLC	DE
BLC Fort Myers-GC, LLC	DE
BLC Gables-Monrovia, Inc.	DE

BLC Gables-Monrovia, L.P.	DE
BLC Gardens-Santa Monica LH, LLC	DE
BLC Gardens-Santa Monica, Inc.	DE
BLC Gardens-Santa Monica, LLC	DE
BLC Gardens-Tarzana Holding, LLC	DE
BLC Gardens-Tarzana, Inc.	DE
BLC Gardens-Tarzana, L.P.	DE
BLC Gardens-Tarzana, LLC	DE
BLC Glenwood Gardens SNF, LLC	DE
BLC Glenwood-Gardens AL, LLC	DE
BLC Glenwood-Gardens AL-LH, LLC	DE
BLC Glenwood-Gardens SNF, Inc.	DE
BLC Glenwood-Gardens SNF-LH, LLC	DE
BLC Glenwood-Gardens, Inc.	DE
BLC Inn at the Park, Inc.	DE
BLC Inn at the Park, LLC	DE
BLC Jackson Oaks, LLC	DE
BLC Kansas City-GC, LLC	DE
BLC Las Vegas-GC, LLC	DE
BLC Lexington SNF, LLC	DE
BLC Liberty FM Holding Company, LLC	DE
BLC Lodge at Paulin, Inc.	DE
BLC Lodge at Paulin, L.P.	DE
BLC Lubbock-GC, LLC	DE
BLC Lubbock-GC, LP	DE
BLC Management of Texas, LLC	DE
BLC Management-3, LLC	DE
BLC Mirage Inn, Inc.	DE
BLC Mirage Inn, L.P.	DE
BLC New York Holdings, Inc.	DE
BLC Nohl Ranch, Inc.	DE
BLC Nohl Ranch, LLC	DE
BLC Novi-GC, LLC	DE
BLC Oak Tree Villa, Inc.	DE
BLC Oak Tree Villa, L.P.	DE
BLC Ocean House, Inc.	DE
BLC Ocean House, L.P.	DE
BLC Overland Park-GC, LLC	DE
BLC Pacific Inn, Inc.	DE
BLC Pacific Inn, L.P.	DE
BLC Pennington Place, LLC	DE
BLC Phoenix-GC, LLC	DE
BLC Properties I, LLC	DE
BLC Roman Court, LLC	DE
BLC Sand Point, LLC	DE
BLC Sheridan, LLC	DE

BLC Southerland Place - Midlothian, LLC	DE
BLC Southerland Place-Germantown, LLC	DE
BLC Springfield-GC, LLC	DE
BLC Tampa-GC, LLC	DE
BLC Tavares-GC, LLC	DE
BLC The Fairways LH, LLC	DE
BLC The Fairways, LLC	DE
BLC Victorian Manor, LLC	DE
BLC Village at Skyline, LLC	DE
BLC Wellington FM Holding Company, LLC	DE
BLC Wellington-Athens, LLC	DE
BLC Wellington-Cleveland, LLC	DE
BLC Wellington-Colonial Heights, LLC	DE
BLC Wellington-Fort Walton Beach, LLC	DE
BLC Wellington-Gardens PropCo, LLC	DE
BLC Wellington-Gardens, LLC	DE
BLC Wellington-Greeneville TN, LLC	DE
BLC Wellington-Greenville MS, LLC	DE
BLC Wellington-Hampton Cove, LLC	DE
BLC Wellington-Hixson, LLC	DE
BLC Wellington-Johnson City, LLC	DE
BLC Wellington-Kennesaw, LLC	DE
BLC Wellington-Kingston, LLC	DE
BLC Wellington-Maryville, LLC	DE
BLC Wellington-Newport, LLC	DE
BLC Wellington-Sevierville, LLC	DE
BLC Wellington-Shoals, LLC	DE
BLC Windsor Place, LLC	DE
BLC-Club Hill, LLC	DE
BLC-GC Member, LLC	DE
BLC-GC Texas, L.P.	DE
BLC-GFB Member, LLC	DE
BLC-Montrose, LLC	DE
BLC-Patriot Heights, LLC	DE
BLC-Pinecastle, LLC	DE
BLC-Roswell, LLC	DE
BLC-Williamsburg, LLC	DE
Brandywine GP, LLC	DE
BREA Atlanta Court LLC	DE
BREA Atlanta Gardens LLC	DE
BREA Boynton Beach LLC	DE
BREA BREA LLC	DE
BREA Charlotte LLC	DE
BREA Citrus Heights LLC	DE
BREA Colorado Springs LLC	DE
BREA Denver LLC	DE

BREA Dunedin LLC	DE
BREA East Mesa LLC	DE
BREA East Mesa PropCo, LLC	DE
BREA Emeritus LLC	DE
BREA Emerson LLC	DE
BREA FM Holding Company, LLC	DE
BREA Overland Park LLC	DE
BREA Palmer Ranch LLC	DE
BREA Peoria LLC	DE
BREA Reno LLC	DE
BREA Roanoke LLC	DE
BREA Sarasota LLC	DE
BREA Sun City West LLC	DE
BREA Tucson LLC	DE
BREA Wayne LLC	DE
BREA West Orange LLC	DE
BREA Whittier LLC	DE
Brookdale 20 Property Springing Member, Inc.	DE
Brookdale Castle Hills, LLC	DE
Brookdale Chancellor, Inc.	DE
Brookdale Corporate, LLC	DE
Brookdale Cypress Station, LLC	DE
Brookdale Development, LLC	DE
Brookdale Employee Services - Corporate, LLC	DE
Brookdale Employee Services, LLC	DE
Brookdale F&B, LLC	DE
Brookdale Gardens, Inc.	DE
Brookdale Home Health of Sonoma, LLC	DE
Brookdale Home Health, LLC	DE
Brookdale Hospice of Philadelphia, LLC	DE
Brookdale Hospice, LLC	DE
Brookdale Klamath Falls, LLC	DE
Brookdale Lakeway, LLC	DE
Brookdale Liberty, Inc.	DE
Brookdale Liberty, LLC	DE
Brookdale Living Communities of Florida, Inc.	DE
Brookdale Living Communities of Florida-PO, LLC	DE
Brookdale Living Communities of Illinois-DNC, LLC	DE
Brookdale Living Communities of Illinois-GE, Inc.	DE
Brookdale Living Communities of Illinois-GV, LLC	DE
Brookdale Living Communities of Illinois-Huntley, LLC	DE
Brookdale Living Communities of Missouri-CC, LLC	DE
Brookdale Living Communities of New York-BPC, Inc.	DE
Brookdale Living Communities of North Carolina, Inc.	DE
Brookdale Living Communities of Ohio-SP, LLC	DE
Brookdale Living Communities of Pennsylvania-ML, Inc.	DE

Brookdale Living Communities of Texas Club Hill, LLC	DE
Brookdale Living Communities, Inc.	DE
Brookdale Living Communities-GC Texas, Inc.	DE
Brookdale Living Communities-GC, LLC	DE
Brookdale Management Holding, LLC	DE
Brookdale Management of California, LLC	DE
Brookdale Management of Florida-PO, LLC	DE
Brookdale Management of Illinois-GV, LLC	DE
Brookdale Management of Texas, L.P.	DE
Brookdale Management-Akron, LLC	DE
Brookdale Management-DP, LLC	DE
Brookdale Management-II, LLC	DE
Brookdale McMinnville Westside, LLC	DE
Brookdale Northwest Hills, LLC	DE
Brookdale Operations, LLC	DE
Brookdale Place at Fall Creek, LLC	DE
Brookdale Place at Finneytown, LLC	DE
Brookdale Place at Kenwood, LLC	DE
Brookdale Place at Oakwood, LLC	DE
Brookdale Place at Willow Lake, LLC	DE
Brookdale Place of Albuquerque, LLC	DE
Brookdale Place of Ann Arbor, LLC	DE
Brookdale Place of Augusta, LLC	DE
Brookdale Place of Bath, LLC	DE
Brookdale Place of Colorado Springs, LLC	DE
Brookdale Place of Englewood, LLC	DE
Brookdale Place of South Charlotte, LLC	DE
Brookdale Place of West Hartford, LLC	DE
Brookdale Place of Wilton, LLC	DE
Brookdale Place of Wooster, LLC	DE
Brookdale Provident Management, LLC	DE
Brookdale Provident Properties, LLC	DE
Brookdale Real Estate, LLC	DE
Brookdale Senior Housing, LLC	DE
Brookdale Senior Living Communities, Inc.	DE
Brookdale Senior Living Inc.	DE
Brookdale Vehicle Holding, LLC	DE
Brookdale Wellington Lessee, Inc.	DE
Brookdale Wellington, Inc.	DE
Brookdale.com, LLC	DE
Burlington Manor ALZ, LLC	NC
Burlington Manor, LLC	NC
Carolina House of Asheboro, LLC	NC
Carolina House of Cary, LLC	NC
Carolina House of Chapel Hill, LLC	NC
Carolina House of Durham, LLC	NC

Carolina House of Elizabeth City, LLC	NC
Carolina House of Florence, LLC	NC
Carolina House of Forest City, LLC	NC
Carolina House of Greenville, LLC	NC
Carolina House of Lexington, LLC	NC
Carolina House of Morehead City, LLC	NC
Carolina House of Reidsville, LLC	NC
Carolina House of Smithfield, LLC	NC
Carolina House of the Village of Pinehurst, LLC	NC
Carolina House of Wake Forest, LLC	NC
CCRC - Freedom Fairways Golf Course, LLC	DE
CCRC - Freedom Pointe at the Villages, LLC	DE
CCRC - Lake Port Square, LLC	DE
CCRC - Regency Oaks, LLC	DE
CCRC - South Port Square, LLC	DE
CCRC HoldCo - Holland, LLC	DE
CCRC OpCo - Bradenton, LLC	DE
CCRC OpCo - Cypress Village, LLC	DE
CCRC OpCo - Foxwood Springs, LLC	DE
CCRC OpCo - Freedom Square, LLC	DE
CCRC OpCo - Galleria Woods, LLC	DE
CCRC OpCo - Gleannloch Farms, LLC	DE
CCRC OpCo - Holland, LLC	DE
CCRC OpCo - Robin Run, LLC	DE
CCRC OpCo - Sun City Center, LLC	DE
CCRC OpCo Ventures, LLC	DE
CCRC PropCo - Bradenton, LLC	DE
CCRC PropCo - Brandywine MC, LLC	DE
CCRC PropCo - Freedom Plaza, LLC	DE
CCRC PropCo - Gleannloch Farms, LLC	DE
CCRC PropCo - Holland, LLC	DE
CCRC PropCo - Homewood Residence, LLC	DE
CCRC PropCo - Lady Lake, LLC	DE
CCRC PropCo Ventures, LLC	DE
CCRC PropCo-Cypress Village, LLC	DE
CCRC PropCo-Foxwood Springs, LLC	DE
CCRC PropCo-Freedom Square, LLC	DE
CCRC PropCo-Galleria Woods, LLC	DE
CCRC PropCo-Robin Run, LLC	DE
CCRC-Brandywine, LLC	DE
Champion Oaks Investors LLC	DE
Clare Bridge of Carmel, LLC	DE
Clare Bridge of Virginia Beach Estates, LLC	DE
Cloverset Place, LP	MO
CMCP Texas, Inc.	DE
CMCP-Club Hill, LLC	DE

CMCP-Island Lake, LLC	DE
CMCP-Montrose, LLC	DE
CMCP-Pinecastle, LLC	DE
CMCP-Roswell, LLC	DE
CMCP-Williamsburg, LLC	DE
Collin Oaks Investors LLC	DE
Concord Manor Limted Partnership	NC
Coventry Corporation	KS
Crossings International Corporation	WA
Cypress Arlington & Leawood JV, LLC	DE
Cypress Arlington GP, LLC	DE
Cypress Arlington, L.P.	DE
Cypress Dallas & Ft. Worth JV, LLC	DE
Cypress Dallas GP, LLC	DE
Cypress Dallas, L.P.	DE
Cypress Garden Homes, LLC	DE
Danville Place I, LLC	VA
Danville Place Special Management, LLC	NC
Duval Oaks Investors LLC	DE
Eden Estates, LLC	NC
EmeriCal Inc	DE
EmeriCare Countryside Village LLC	DE
EmeriCare DME LLC	DE
EmeriCare Heritage LLC	DE
EmeriCare Inc	DE
EmeriCare Kingwood LLC	DE
EmeriCare NOC LLC	DE
EmeriCare Palmer Ranch LLC	DE
EmeriCare Rehab LLC	DE
EmeriCare Skylyn Place LLC	DE
EmeriCare Sugarland LLC	DE
EmeriChenal LLC	DE
Emerichip Alexandria LLC	DE
Emerichip Allentown LLC	DE
Emerichip Auburn LLC	DE
Emerichip Biloxi LLC	DE
Emerichip Boise LLC	DE
Emerichip Bozeman LLC	DE
Emerichip Cedar Rapids LLC	DE
Emerichip Dover LLC	DE
Emerichip Emerald Hills LLC	DE
Emerichip Englewood LLC	DE
Emerichip Everett LLC	DE
Emerichip Hendersonville LLC	DE
Emerichip Holdings LLC	DE
Emerichip La Casa Grande LLC	DE

Emerichip Lafayette LLC	DE
Emerichip Lake Charles LLC	DE
Emerichip Lakeland LLC	DE
Emerichip Latrobe LLC	DE
Emerichip Lewiston LLC	DE
Emerichip Morristown LLC	DE
Emerichip Ocala East LLC	DE
Emerichip Ocala West LLC	DE
Emerichip Odessa LP	DE
Emerichip Ontario LLC	DE
Emerichip Painted Post LLC	DE
Emerichip Pine Park, LLC	DE
Emerichip Puyallup LLC	DE
Emerichip Renton LLC	DE
Emerichip San Antonio AO LP	DE
Emerichip San Antonio HH LP	DE
Emerichip San Marcos LP	DE
Emerichip Texas LLC	DE
Emerichip Voorhees LLC	DE
Emerichip Walla Walla LLC	DE
EmeriClear LLC	DE
Emerifrat LLC	DE
Emerihrt Bloomsburg LLC	DE
Emerihrt Creekview LLC	DE
Emerihrt Danville LLC	DE
Emerihrt Greensboro LLC	DE
Emerihrt Harrisburg LLC	DE
Emerihrt Harrisonburg LLC	DE
Emerihrt Henderson LP	DE
Emerihrt Medical Center LP	DE
Emerihrt Oakwell Farms LP	DE
Emerihrt Ravenna LLC	DE
Emerihrt Roanoke LLC	DE
Emerihrt Stonebridge Ranch LP	DE
Emerihud II LLC	DE
Emerihud LLC	DE
Emerikeyt Liberal Springs LLC	DE
Emerikeyt Lo of Broadmoor LLC	DE
Emerikeyt Palms at Loma Linda Inc.	CA
Emerikeyt Springs at Oceanside Inc.	CA
EmeriMand LLC	DE
EmeriMandeville LLC	DE
EmeriMesa LLC	DE
Emerimont LLC	DE
Emeripalm LLC	DE
Emeripark SC LLC	DE

Emeriport Inc.	CA
EmeriPrez LLC	DE
EmeriRock LLC	DE
EmeriRose LLC	DE
Emerishire LLC	DE
Emeri-Sky SC LLC	DE
Emeritol Canterbury Ridge LLC	DE
Emeritol Colonial Park Club LLC	DE
Emeritol Dowlen Oaks LLC	DE
Emeritol Eastman Estates LLC	DE
Emeritol Elmbrook Estates LLC	DE
Emeritol Evergreen Lodge LLC	DE
Emeritol Fairhaven Estates LLC	DE
Emeritol Grand Terrace LLC	DE
Emeritol Harbour Pointe Shores LLC	DE
Emeritol Hearthstone Inn LLC	DE
Emeritol Highland Hills LLC	DE
Emeritol Lakeridge Place LLC	DE
Emeritol LO Coeur D'Alene LLC	DE
Emeritol LO Flagstaff LLC	DE
Emeritol LO Hagerstown LLC	DE
Emeritol LO Hattiesburg LLC	DE
Emeritol LO Lakewood LLC	DE
Emeritol LO Phoenix LLC	DE
Emeritol LO Staunton LLC	DE
Emeritol Meadowbrook LLC	DE
Emeritol Meadowlands Terrace LLC	DE
Emeritol Park Club Brandon LLC	DE
Emeritol Park Club Oakbridge LLC	DE
Emeritol Pines of Tewksbury LLC	DE
Emeritol Ridge Wind LLC	DE
Emeritol Saddleridge Lodge LLC	DE
Emeritol Seville Estates LLC	DE
Emeritol Stonecreek Lodge LLC	DE
Emeritol Woods At Eddy Pond LLC	DE
Emeritrace LLC	DE
Emeritrog LLC	DE
Emeritus Corporation	WA
Emeritus Nebraska LLC	DE
Emeritus Properties Ark Wildflower LLC	DE
Emeritus Properties Ark Willow Brook LLC	DE
Emeritus Properties II, Inc.	WA
Emeritus Properties III, Inc.	WA
Emeritus Properties IV, Inc.	WA
Emeritus Properties IX, LLC	WA
Emeritus Properties V, Inc.	WA

Emeritus Properties X, LLC	WA
Emeritus Properties XI, LLC	WA
Emeritus Properties XII, LLC	WA
Emeritus Properties XIV, LLC	WA
Emeritus Properties XVI, Inc.	NV
Emeritus Properties-Arkansas, LLC	DE
Emeritus Properties-NGH, LLC	WA
EmeritusMerced Inc	DE
Emerivent Atherton Court Inc	DE
Emerivent Bradenton LLC	DE
Emerivent Brighton LLC	DE
Emerivent Lake Mary LLC	DE
Emerivent Mentor LLC	DE
Emerivill SC LLC	DE
EmeriVista LLC	DE
Emeriweg Troy LLC	DE
Emeriweg Vestal LLC	DE
Emeriyaf LLC	DE
ESC G.P. II, Inc.	WA
ESC III, L.P.	WA
ESC IV, L.P.	WA
ESC Project SF Manager, LLC	DE
ESC-Arbor Place, LLC	WA
ESC-New Port Richey, LLC	WA
ESC-NGH, L.P.	WA
ESC-Ridgeland, LLC	WA
FEBC ALT Holdings, Inc.	DE
FEBC-ALT Investors LLC	DE
FIT REN Holdings GP Inc.	DE
FIT REN LLC	DE
FIT REN Mirage Inn LP	DE
FIT REN Nohl Ranch LP	DE
FIT REN Oak Tree LP	DE
FIT REN Ocean House LP	DE
FIT REN Pacific Inn LP	DE
FIT REN Park LP	DE
FIT REN Paulin Creek LP	DE
FIT REN The Gables LP	DE
Fort Austin Limited Partnership	TX
Fortress CCRC Acquisition LLC	DE
Foxwood Springs Garden Homes, LLC	DE
Freedom Group Naples Management Company, Inc.	TN
Freedom Village of Holland Michigan	MI
Freedom Village of Sun City Center, Ltd.	FL
Fretus Investors Austin LP	DE
Fretus Investors Chandler LLC	DE

Fretus Investors Dallas LP	DE
Fretus Investors Farmers Branch LP	DE
Fretus Investors Fort Wayne LLC	DE
Fretus Investors Fort Worth LP	DE
Fretus Investors Glendale LLC	DE
Fretus Investors Greenwood LLC	DE
Fretus Investors Hollywood Park LP	DE
Fretus Investors Houston LP	DE
Fretus Investors Jacksonville LLC	DE
Fretus Investors Las Vegas LLC	DE
Fretus Investors Melbourne LLC	DE
Fretus Investors Memorial Oaks Houston LP	DE
Fretus Investors Mesa LLC	DE
Fretus Investors Orange Park LLC	DE
Fretus Investors Orlando LLC	DE
Fretus Investors Plano LP	DE
Fretus Investors San Antonio LP	DE
Fretus Investors Sugar Land LP	DE
Fretus Investors Winter Springs LLC	DE
Fretus Investors, LLC	WA
Gaston Manor, LLC	NC
Gaston Place, LLC	NC
Gastonia Village, LLC	NC
Greensboro Manor, LP	NC
Greenwich Bay L.L.C.	DE
HB Employee Services CCRC, L.L.C.	DE
HB Employee Services, L.L.C.	DE
HBBHT Gen-Par, L.L.C.	DE
HBBHT Real Estate Limited Partnership	DE
HBC II Manager, L.L.C.	DE
HBC Manager, L.L.C.	DE
HBHB1 Realty, L.L.C.	DE
HBP Leaseco, L.L.C.	DE
HC3 Sunrise LLC	DE
Hear at Home, LLC	DE
Heartland Retirement Services, Inc.	WI
Heritage Hills Retirement, Inc.	NC
Hickory Manor, LLC	NC
High Point Manor at Skeet Club, LP	NC
High Point Manor, LP	NC
High Point Place, LLC	NC
Home Health Care Holdings, LLC	DE
Homewood at Brookmont Terrace, LLC	TN
Horizon Bay Chartwell II, L.L.C.	DE
Horizon Bay Chartwell, L.L.C.	DE
Horizon Bay HP Management, L.L.C.	DE

Horizon Bay Management CCRC, L.L.C.	DE
Horizon Bay Management II, L.L.C.	DE
Horizon Bay Management, L.L.C.	DE
Horizon Bay Realty, L.L.C.	DE
Innovative Senior Care Home Health of Alabama, LLC	DE
Innovative Senior Care Home Health of Albuquerque, LLC	DE
Innovative Senior Care Home Health of Boston, LLC	DE
Innovative Senior Care Home Health of Charlotte, LLC	DE
Innovative Senior Care Home Health of Chicago, LLC	DE
Innovative Senior Care Home Health of Detroit, LLC	DE
Innovative Senior Care Home Health of Durham, LLC	DE
Innovative Senior Care Home Health of Edmond, LLC	DE
Innovative Senior Care Home Health of Fort Walton Beach, LLC	DE
Innovative Senior Care Home Health of Hartford, LLC	DE
Innovative Senior Care Home Health of High Point, LLC	DE
Innovative Senior Care Home Health of Holland, LLC	DE
Innovative Senior Care Home Health of Houston, LLC	DE
Innovative Senior Care Home Health of Indianapolis, LLC	DE
Innovative Senior Care Home Health of Kansas, LLC	DE
Innovative Senior Care Home Health of Los Angeles, LLC	DE
Innovative Senior Care Home Health of Minneapolis, LLC	DE
Innovative Senior Care Home Health of Nashville, LLC	DE
Innovative Senior Care Home Health of Ocala, LLC	DE
Innovative Senior Care Home Health of Ohio, LLC	DE
Innovative Senior Care Home Health of Philadelphia, LLC	DE
Innovative Senior Care Home Health of Portland, LLC	DE
Innovative Senior Care Home Health of Rhode Island, LLC	DE
Innovative Senior Care Home Health of Richmond, LLC	DE
Innovative Senior Care Home Health of San Antonio, LLC	DE
Innovative Senior Care Home Health of San Jose, LLC	DE
Innovative Senior Care Home Health of Seattle, LLC	DE
Innovative Senior Care Home Health of St Louis, LLC	DE
Innovative Senior Care Home Health of Tulsa, LLC	DE
Innovative Senior Care of New Jersey, LLC	DE
Innovative Senior Care Rehabilitation Agency of Los Angeles, LLC	DE
Integrated Living Communities of Milledgeville, L.L.C.	DE
Integrated Living Communities of Sarasota, L.L.C.	DE
KG Missouri-CC Owner, LLC	DE
KGC Operator, Inc.	DE
KGC Shoreline Operator, Inc.	DE
Kingsley Oaks Investors LLC	DE
LaBarc, LP	TN
Lake Seminole Square, LLC	DE
LH Assisted Living, LLC	DE
Memorial Oaks Investors LLC	DE
Meriweg-Fairport, LLC	DE

Meriweg-Fayetteville, LLC	DE
Meriweg-Latham, LLC	DE
Meriweg-Liverpool, LLC	DE
Meriweg-Rochester, LLC	DE
Meriweg-Syracuse, LLC	DE
Meriweg-Vestal, LLC	DE
Meriweg-Williamsville BM, LLC	DE
Meriweg-Williamsville BPM, LLC	DE
NecaniMember LLC	DE
Niagara Nash Road, LLC	NY
Niles Lifestyle Gen-Par, L.L.C.	DE
Niles Lifestyle Limited Partnership	IL
NOC Therapy, Inc.	FL
Northwest Oaks Investors LLC	DE
Nurse on Call of Arizona, Inc.	DE
Nurse on Call of Dallas, Inc.	DE
Nurse on Call of Houston, Inc.	DE
Nurse on Call of San Antonio, Inc.	DE
Nurse on Call of Texas, Inc.	DE
Nurse on Call, Inc.	DE
Nurse-on-Call Home Care, Inc.	FL
Nurse-on-Call of Broward, Inc.	FL
Nurse-on-Call of South Florida, Inc.	FL
Palm Coast Health Care, Inc.	FL
Paradise Retirement Center Limited Partnership	AZ
Park Place Investments of Kentucky, LLC	CO
Park Place Investments, LLC	KY
Peaks Home Health, L.L.C.	DE
PHNTUS Beckett Meadows LLC	DE
PHNTUS Canterbury Woods LLC	DE
PHNTUS Charleston Gardens LLC	DE
PHNTUS Creekside LLC	DE
PHNTUS Heritage Hills LLC	DE
PHNTUS KP Sheveport LLC	DE
PHNTUS Lakes LLC	DE
PHNTUS LO Cape May LLC	DE
PHNTUS LO Joliet LLC	DE
PHNTUS LO Joliet SCU LLC	DE
PHNTUS LO Rockford LLC	DE
PHNTUS Oak Hollow LLC	DE
PHNTUS Pine Meadow LLC	DE
PHNTUS Pinehurst LLC	DE
PHNTUS Pines At Goldsboro LLC	DE
PHNTUS Quail Ridge LLC	DE
PHNTUS Richland Gardens LLC	DE
PHNTUS Silverleaf Manor LLC	DE

PHNTUS Stonebridge LLC	DE
Plaza Professional Pharmacy, Inc.	VA
Prosperity Gen-Par, Inc.	DE
Reynolda Park, LP	NC
Ridgeland Assisted Living, LLC	WA
Robin Run Garden Homes, LLC	DE
Roswell Therapy Services LLC	DE
SALI Acquisition 1 A/GP, LLC	NC
SALI Acquisition 1 A/LP, LLC	NC
SALI Acquisition III/GP, LLC	NC
SALI Assets, LLC	NC
SALI Management Services I, LLC	NC
SALI Management Services II, LLC	NC
SALI Management Services III, LLC	NC
SALI Monroe Square, LLC	NC
SALI Tenant, LLC	NC
Salisbury Gardens, LLC	NC
Senior Lifestyle East Bay Limited Partnership	DE
Senior Lifestyle Emerald Bay Limited Partnership	DE
Senior Lifestyle Heritage, L.L.C.	DE
Senior Lifestyle Newport Limited Partnership	DE
Senior Lifestyle North Bay Limited Partnership	DE
Senior Lifestyle Pinecrest Limited Partnership	DE
Senior Lifestyle Prosperity Limited Partnership	DE
Senior Lifestyle Sakonnet Bay Limited Partnership	DE
Senior Living Properties, LLC	DE
Senior Service Insurance, LTD
Silver Lake Assisted Living, LLC	WA
SLC East Bay, Inc.	DE
SLC Emerald Bay, Inc.	DE
SLC Newport, Inc.	DE
SLC North Bay, Inc.	DE
SLC Pinecrest, Inc.	DE
SLC Sakonnet Bay, Inc.	DE
South Bay Manor, L.L.C.	DE
Southern Assisted Living, LLC	NC
Statesville Manor on Peachtree ALZ, LLC	NC
Statesville Manor, LP	NC
Statesville Place, LLC	NC
Sugar Land Investors LLC	DE
Summerville 1 LLC	DE
Summerville 13 LLC	DE
Summerville 14 LLC	DE
Summerville 15 LLC	DE
Summerville 16 LLC	DE
Summerville 17 LLC	DE

Summerville 2 LLC	DE
Summerville 3 LLC	DE
Summerville 4 LLC	DE
Summerville 5 LLC	DE
Summerville 7 LLC	DE
Summerville 8 LLC	DE
Summerville 9 LLC	DE
Summerville at Atherton Court LLC	DE
Summerville at Barrington Court LLC	DE
Summerville at Camelot Place LLC	DE
Summerville at Carrollwood, LLC	DE
Summerville at Chestnut Hill LLC	DE
Summerville at Clearwater, LLC	DE
Summerville at Cobbco, Inc.	CA
Summerville at Cy-Fair Associates, L.P.	DE
Summerville at Cy-Fair, LLC	DE
Summerville at Fairwood Manor, LLC	DE
Summerville at Fox Run LLC	DE
Summerville at Friendswood Associates, L.P.	DE
Summerville at Friendswood, LLC	DE
Summerville at Gainesville, LLC	DE
Summerville at Golden Pond LLC	DE
Summerville at Harden Ranch, LLC	DE
Summerville at Hazel Creek LLC	DE
Summerville at Heritage Place, LLC	DE
Summerville at Hillen Vale LLC	DE
Summerville at Hillsborough, L.L.C.	NJ
Summerville at Irving Associates LP	DE
Summerville at Irving LLC	DE
Summerville at Kenner, L.L.C.	DE
Summerville at Lakeland, LLC	DE
Summerville at Lakeview LLC	DE
Summerville at Mandarin, LLC	DE
Summerville at Mentor, LLC	DE
Summerville at North Hills LLC	DE
Summerville at Oak Park LLC	DE
Summerville at Ocala East, LLC	DE
Summerville at Ocala West, LLC	DE
Summerville at Ocoee, Inc.	DE
Summerville at Outlook Manor LLC	DE
Summerville at Oviedo LLC	DE
Summerville at Port Orange, Inc.	DE
Summerville at Potomac LLC	DE
Summerville at Prince William, LLC	DE
Summerville at Ridgewood Gardens LLC	DE
Summerville at Roseville Gardens LLC	DE

Summerville at St. Augustine, LLC	DE
Summerville at Stafford, LLC	NJ
Summerville at Voorhees, LLC	NJ
Summerville at Wekiwa Springs LLC	DE
Summerville at Westminster, LLC	MD
Summerville Investors LLC	DE
Summerville Management, LLC	DE
Summerville Senior Living, Inc.	DE
SW Assisted Living, LLC	DE
Tanglewood Oaks Investors LLC	DE
Texas-ESC-Lubbock, L.P.	WA
The Estates of Oak Ridge LLC	DE
The Heritage Member Services Club, L.L.C.	AZ
The Inn at Grove City LLC	DE
The Inn at Medina LLC	DE
The Terrace at Lookout Pointe LLC	DE
Trinity Towers Limited Partnership	TN
Union Park LLC	NC
Unity Home Health Services, Inc.	FL
Village Oaks Farmers Branch Investors LLC	DE
Village Oaks Hollywood Park Investors LLC	DE
Weddington Park, LP	NC
West Bay Manor, L.L.C.	DE
Wovencare Systems, Inc.	WI